Exhibit 99.2

VECTREN CORPORATION
AND SUBSIDIARY COMPANIES
CONSOLIDATED STATEMENTS OF INCOME
(Millions, except per share amounts)
(Unaudited)

	Three Months Ended		Twelve Months Ended
	December 31,		December 31,
	2012	2011	2012	2011

OPERATING REVENUES:
Gas utility	$229.6	$226.3	$738.1	$819.1
Electric utility	138.3	143.5	594.9	635.9
Nonutility	276.2	257.6	899.8	870.2
Total operating revenues	644.1	627.4	2,232.8	2,325.2

OPERATING EXPENSES:
Cost of gas sold	104.3	101.0	301.3	375.4
Cost of fuel and purchased power	47.4	53.5	192.0	240.4
Cost of nonutility revenues	97.0	118.7	295.1	385.3
Other operating	223.8	166.7	781.0	652.2
Depreciation and amortization	65.7	62.3	254.6	244.3
Taxes other than income taxes	15.1	14.2	56.3	57.6
Total operating expenses	553.3	516.4	1,880.3	1,955.2

OPERATING INCOME	90.8	111.0	352.5	370.0

OTHER INCOME (EXPENSE):
Equity in (losses) of unconsolidated affiliates	(5.5)	2.6	(23.3)	(32.0)
Other income (expense) - net	0.5	(9.4)	8.3	(3.5)
Total other income (expense)	(5.0)	(6.8)	(15.0)	(35.5)

INTEREST EXPENSE	24.2	25.8	96.0	106.5

INCOME BEFORE INCOME TAXES	61.6	78.4	241.5	228.0

INCOME TAXES	18.8	31.8	82.5	86.4

NET INCOME	$42.8	$46.6	$159.0	$141.6

AVERAGE COMMON SHARES OUTSTANDING	82.1	81.9	82.0	81.8
DILUTED COMMON SHARES OUTSTANDING	82.2	81.9	82.1	81.8

EARNINGS PER SHARE OF COMMON STOCK

BASIC	$0.52	$0.56	$1.94	$1.73

DILUTED	$0.52	$0.56	$1.94	$1.73

VECTREN UTILITY HOLDINGS
AND SUBSIDIARY COMPANIES
CONSOLIDATED STATEMENTS OF INCOME
(Millions - Unaudited)

	Three Months Ended		Twelve Months Ended
	December 31,		December 31,
	2012	2011	2012	2011

OPERATING REVENUES:
Gas utility	$229.6	$226.3	$738.1	$819.1
Electric utility	138.3	143.5	594.9	635.9
Other	0.1	0.5	0.6	2.0
Total operating revenues	368.0	370.3	1,333.6	1,457.0

OPERATING EXPENSES:
Cost of gas sold	104.3	101.0	301.3	375.4
Cost of fuel and purchased power	47.4	53.5	192.0	240.4
Other operating	80.6	81.3	310.1	313.1
Depreciation and amortization	47.3	48.4	190.0	192.3
Taxes other than income taxes	14.4	13.3	53.4	54.0
Total operating expenses	294.0	297.5	1,046.8	1,175.2

OPERATING INCOME	74.0	72.8	286.8	281.8

OTHER INCOME - NET	2.8	0.3	8.0	4.3

INTEREST EXPENSE	18.0	19.1	71.5	80.3

INCOME BEFORE INCOME TAXES	58.8	54.0	223.3	205.8

INCOME TAXES	23.3	23.9	85.3	82.9

NET INCOME	$35.5	$30.1	$138.0	$122.9

VECTREN CORPORATION
AND SUBSIDIARY COMPANIES
CONSOLIDATED BALANCE SHEETS
(Millions - Unaudited)

	December 31,	December 31,
	2012	2011

ASSETS
Current Assets
Cash & cash equivalents	$19.5	$8.6
Accounts receivable - less reserves of $6.8 &
$6.7, respectively	216.7	221.3
Accrued unbilled revenues	185.0	121.5
Inventories	158.6	161.9
Recoverable fuel & natural gas costs	25.3	12.4
Prepayments & other current assets	73.3	84.3
Total current assets	678.4	610.0

Utility Plant
Original cost	5,176.8	4,979.9
Less: accumulated depreciation & amortization	2,057.2	1,947.3
Net utility plant	3,119.6	3,032.6

Investments in unconsolidated affiliates	78.1	92.9
Other utility & corporate investments	34.6	34.4
Other nonutility investments	24.9	29.6
Nonutility plant - net	598.0	550.8
Goodwill - net	262.3	262.3
Regulatory assets	252.7	226.0
Other assets	40.5	40.3
TOTAL ASSETS	$5,089.1	$4,878.9

LIABILITIES & SHAREHOLDERS' EQUITY
Current Liabilities
Accounts payable	$180.6	$185.8
Accounts payable to affiliated companies	29.7	36.8
Accrued liabilities	198.8	181.1
Short-term borrowings	278.8	227.1
Current maturities of long-term debt	106.4	62.7
Total current liabilities	794.3	693.5

Long-term Debt - Net of Current Maturities	1,553.4	1,559.6

Deferred Income Taxes & Other Liabilities
Deferred income taxes	637.2	575.7
Regulatory liabilities	364.2	345.2
Deferred credits & other liabilities	213.9	239.4
Total deferred credits & other liabilities	1,215.3	1,160.3

Common Shareholders' Equity
Common stock (no par value) – issued & outstanding
82.2 and 81.9 shares, respectively	700.5	692.6
Retained earnings	829.9	786.2
Accumulated other comprehensive income (loss)	(4.3)	(13.3)
Total common shareholders' equity	1,526.1	1,465.5
TOTAL LIABILITIES & SHAREHOLDERS' EQUITY	$5,089.1	$4,878.9

VECTREN CORPORATION
AND SUBSIDIARY COMPANIES
CONSOLIDATED STATEMENTS OF CASH FLOWS
(Millions - Unaudited)

	Twelve Months Ended
	December 31,
	2012	2011

CASH FLOWS FROM OPERATING ACTIVITIES:
Net income	$159.0	$141.6
Adjustments to reconcile net income to cash from operating activities:
Depreciation & amortization	254.6	244.3
Deferred income taxes & investment tax credits	84.3	71.7
Equity in losses of unconsolidated affiliates	23.3	32.0
Provision for uncollectible accounts	8.2	11.8
Expense portion of pension & postretirement benefit cost	8.7	9.0
(Gain) on sale of business in 2011, net of other non-cash charges	9.8	(0.1)
Changes in working capital accounts
Accounts receivable & accrued unbilled revenues	(67.1)	(17.5)
Inventories	3.3	(26.1)
Recoverable/refundable fuel & natural gas costs	(12.9)	(4.5)
Prepayments & other current assets	(5.1)	17.9
Accounts payable, including to affiliated companies	(14.8)	(21.2)
Accrued liabilities	3.4	6.4
Unconsolidated affiliate dividends	0.1	0.1
Employer contributions to pension & postretirement plans	(20.5)	(38.8)
Changes in noncurrent assets	(35.3)	0.3
Changes in noncurrent liabilities	(11.6)	(10.0)
Net cash flows from operating activities	387.4	416.9

CASH FLOWS FROM FINANCING ACTIVITIES:
Proceeds from:
Long-term debt, net of issuance costs	199.5	148.9
Dividend reinvestment plan & other common stock issuances	7.2	7.9
Requirements for:
Dividends on common stock	(115.3)	(113.2)
Retirement of long-term debt	(62.7)	(349.1)
Other financing activities	—	(2.3)
Net change in short-term borrowings	(48.3)	208.8
Net cash flows from financing activities	(19.6)	(99.0)

CASH FLOWS FROM INVESTING ACTIVITIES:
Proceeds from:
Sale of Business	—	84.3
Unconsolidated affiliate distributions	0.2	0.5
Other collections	9.9	1.1
Requirements for:
Capital expenditures, excluding AFUDC equity	(365.8)	(321.3)
Business acquisition, net of cash acquired	—	(83.4)
Other investments	(1.2)	(0.9)
Net cash flows from investing activities	(356.9)	(319.7)

Net change in cash & cash equivalents	10.9	(1.8)
Cash & cash equivalents at beginning of period	8.6	10.4
Cash & cash equivalents at end of period	$19.5	$8.6

VECTREN CORPORATION
AND SUBSIDIARY COMPANIES
HIGHLIGHTS
(millions, except per share amounts)
(Unaudited)

	Three Months Ended		Twelve Months Ended
	December 31,		December 31,
	2012	2011	2012	2011

REPORTED EARNINGS:
Utility Group
Gas Utility Services	$23.9	$19.0	$60.0	$52.5
Electric Utility Services	8.6	11.9	68.0	65.0
Other Operations	3.0	(0.8)	10.0	5.4
Total Utility Group	$35.5	$30.1	$138.0	$122.9

Nonutility Group
Infrastructure Services	13.2	3.8	40.5	14.9
Energy Services	4.8	5.1	5.7	6.7
Coal Mining	(3.5)	0.7	(3.5)	16.6
Energy Marketing
Vectren Source	—	17.7	—	18.7	(1)
ProLiance	(4.1)	2.4	(17.6)	(22.9)

Other Businesses	(2.8)	(9.3)	(3.4)	(10.2)
Total Nonutility Group	7.6	20.4	21.7	23.8

Corporate and Other	(0.3)	(3.9)	(0.7)	(5.1)

Vectren Consolidated	$42.8	$46.6	$159.0	$141.6

EARNINGS PER SHARE
Utility Group	$0.43	$0.37	$1.68	$1.50
Nonutility Group, excluding ProLiance	0.14	0.21	0.47	0.57
ProLiance	(0.05)	0.03	(0.21)	(0.28)
Corporate and Other	—	(0.05)	—	(0.06)

Reported EPS	$0.52	$0.56	$1.94	$1.73

(1) Vectren Source was sold 12/31/11. Full year 2011 operating earnings were $2.8 million.

VECTREN CORPORATION
AND SUBSIDIARY COMPANIES
SELECTED GAS DISTRIBUTION
OPERATING STATISTICS
(Unaudited)

	Three Months Ended		Twelve Months Ended
	December 31,		December 31,
	2012	2011	2012	2011

GAS OPERATING REVENUES (Millions):
Residential	$156.8	$154.0	$498.4	$554.4
Commercial	53.1	52.5	171.0	193.7
Industrial	17.1	16.9	59.4	59.8
Other Revenue	2.6	2.9	9.3	11.2
	$229.6	$226.3	$738.1	$819.1

GAS MARGIN (Millions):
Residential	$82.5	$82.8	$287.9	$291.1
Commercial	23.9	24.0	81.6	84.1
Industrial	15.9	15.4	56.7	56.4
Other	3.0	3.1	10.6	12.1
	$125.3	$125.3	$436.8	$443.7

GAS SOLD & TRANSPORTED (MMDth):
Residential	23.2	20.1	62.5	69.2
Commercial	9.7	8.8	27.7	30.7
Industrial	28.6	26.4	105.8	97.0
	61.5	55.3	196.0	196.9

AVERAGE GAS CUSTOMERS
Residential	906,828	902,667	901,402	899,210
Commercial	83,766	83,048	83,028	82,838
Industrial	1,671	1,647	1,664	1,644
	992,265	987,362	986,094	983,692

YTD WEATHER AS A PERCENT OF NORMAL:
Heating Degree Days (Ohio)	96%	88%	88%	100%

VECTREN CORPORATION
AND SUBSIDIARY COMPANIES
SELECTED ELECTRIC
OPERATING STATISTICS
(Unaudited)

	Three Months Ended		Twelve Months Ended
	December 31,		December 31,
	2012	2011	2012	2011

ELECTRIC OPERATING REVENUES (Millions):
Residential	$42.8	$42.5	$203.1	$212.2
Commercial	36.4	38.8	148.4	159.7
Industrial	44.8	51.5	192.9	212.3
Other Revenue	3.5	3.1	9.5	9.2
Total Retail	127.5	135.9	553.9	593.4
Net Wholesale Revenues	10.8	7.6	41.0	42.5
	$138.3	$143.5	$594.9	$635.9

ELECTRIC MARGIN (Millions):
Residential	$32.1	$30.7	$154.3	$150.7
Commercial	25.1	26.0	104.2	105.1
Industrial	23.8	25.0	103.4	101.6
Other	3.3	2.8	8.9	8.5
Total Retail	84.3	84.5	370.8	365.9
Net Wholesale Margin	6.6	5.5	32.1	29.6
	$90.9	$90.0	$402.9	$395.5

ELECTRICITY SOLD (GWh):
Residential	288.7	289.4	1,434.4	1,498.6
Commercial	304.8	314.8	1,297.3	1,328.6
Industrial	582.9	670.2	2,710.5	2,744.8
Other Sales - Street Lighting	6.6	6.5	22.6	22.8
Total Retail	1,183.0	1,280.9	5,464.8	5,594.8
Wholesale	152.3	117.3	336.7	586.7
	1,335.3	1,398.2	5,801.5	6,181.5

AVERAGE ELECTRIC CUSTOMERS
Residential	123,434	123,003	123,303	122,961
Commercial	18,344	18,264	18,297	18,274
Industrial	115	112	115	111
Other	33	33	33	33
	141,926	141,412	141,748	141,379

YTD WEATHER AS A PERCENT OF NORMAL:
Cooling Degree Days (Indiana)			130%	116%
Heating Degree Days (Indiana)			79%	91%